UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 28, 2003
                                                --------------------------------

GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-100818-20              13-6357101
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)            Identification No.)

85 Broad Street, New York, New York                                 10004
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached as Exhibits 4.1 and 4.2 are the Trust Agreement and Standard Terms to Trust Agreement (each as defined below) for GSR Mortgage Loan Trust 2003-13, Mortgage Pass-Through Certificates, Series 2003-13. On November 28, 2003, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of November 1, 2003 (the "Trust Agreement"), and Standard Terms to Trust Agreement, November 2003 Edition (the "Standard Terms"), each between the Company, as depositor, and JPMorgan Chase Bank, as trustee (the "Trustee"), of GSR Mortgage Loan Trust 2003-13, Mortgage Pass-Through Certificates, Series 2003-13 (the "Certificates"), issued in nine classes. The Class 1A1, Class 1A2, Class B1, Class B2, Class B3 and Class R Certificates, with an aggregate scheduled principal balance as of November 1, 2003 of $760,760,100, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of November 20, 2003, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement and Standard Terms.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4.1       Trust Agreement, dated as of
                  November 1, 2003, between GS
                  Mortgage Securities Corp., as depositor, and JPMorgan Chase Bank, as trustee.


Exhibit 4.2       Standard Terms to Trust Agreement,
                  November 2003 Edition, between GS
                  Mortgage Securities Corp., as depositor, and JPMorgan Chase Bank, as trustee.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 12, 2003                  GS MORTGAGE SECURITIES CORP.




                                          By:  /s/  Samuel Ramos
                                              ------------------------
                                              Name:  Samuel Ramos
                                              Title: Secretary

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of                                                  Paper (P)
Regulation  S-K                                                   or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

4.1                  Trust Agreement, dated as of November        E
                     1, 2003, between GS Mortgage Securities
                     Corp., as depositor, and JPMorgan Chase
                     Bank, as trustee.

4.2                  Standard Terms to Trust Agreement,           E
                     November 2003 Edition, between GS
                     Mortgage Securities Corp., as
                     depositor, and JPMorgan Chase Bank, as
                     trustee.